UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2007

LINCOLN BANCORP
(Exact name of registrant as specified in its charter)

INDIANA	000-25219	35-2055553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

905 Southfield Drive, Plainfield, Indiana		46168-0510
(Address of principal executive offices)		(Zip Code)

(317) 839-6539
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2007, Lincoln Bank (the “Bank”) and the officers noted below entered into amendments to previously disclosed employment agreements, each of which amendments is attached as an exhibit hereto and incorporated herein by this reference.  These amendments were considered and approved on August 28, 2007, by the Board of Directors of Lincoln Bancorp (the “Company”), the Bank’s parent.  In each case, the amendments will effect changes in order to comply with the requirements and final regulations of Section 409A of the Internal Revenue Code of 1986, as amended, adding required language relating to separation from service, restrictions on timing of payment of benefits to “specified employees” under Section 409A, and clarifying the payment of benefits in the event of a change in control, among other things. The agreements revise the definition of change in control to be consistent with the definition of such term in Section 409A. In addition to transactions deemed a change in control under the employment agreements in effect prior to their revision, a change in control will now also cover mergers in which the Company is the survivor but the merged entity acquires over 50% of the Company’s outstanding shares or the directors of the Company constitute 50% or less of the total directors of the entity surviving the merger.

Officer and Title	Amendment	Exhibit No.
Jerry R. Engle Chairman of the Board, President and Chief Executive Officer of Company; President and Chief Executive Officer of Bank	Amended and Restated Employment Agreement	10.1
John B. Ditmars Executive Vice President of Company; Executive Vice President and Chief Operating Officer of Bank	Amended and Restated Employment Agreement	10.2
Jonathan D. Slaughter Vice President of Company; Senior Vice President, Chief Credit Officer of Bank	Amended and Restated Employment Agreement	10.3
John M. Baer Secretary and Treasurer of Company; Senior Vice President, Chief Financial Officer, Secretary and Treasurer of Bank	Amended and Restated Employment Agreement	10.4
Bryan Mills Senior Vice President, Mortgage Lending Manager of Bank	Amended and Restated Employment Agreement	10.5

Item 8.01 Other Events.

On October 1, 2007, the Bank entered into an Amended and Restated Change in Control Agreement with J. Douglas Bennett, the Bank’s Senior Vice President, Business Development.  The amendments to the previously disclosed agreement were made to effect changes similar to those discussed in Item 5.02 relating to compliance with the requirements and final regulations of Section 409A of the Internal Revenue Code of 1986, as amended.  A copy of the Amended and Restated Change in Control Agreement is attached hereto as Exhibit 10.6 and incorporated herein by this reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description

10.1	Amended and Restated Employment Agreement (Jerry R. Engle)
10.2	Amended and Restated Employment Agreement (John B. Ditmars)
10.3	Amended and Restated Employment Agreement (Jonathan D. Slaughter)
10.4	Amended and Restated Employment Agreement (John M. Baer)
10.5	Amended and Restated Employment Agreement (Bryan Mills)
10.6	Amended and Restated Change in Control Agreement (J. Douglas Bennett)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: October 4, 2007	LINCOLN BANCORP

	By:	/s/ Jerry R. Engle
Jerry R. Engle, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description	Location

10.1	Amended and Restated Employment Agreement (Jerry R. Engle)	Attached
10.2	Amended and Restated Employment Agreement (John B. Ditmars)	Attached
10.3	Amended and Restated Employment Agreement (Jonathan D. Slaughter)	Attached
10.4	Amended and Restated Employment Agreement (John M. Baer)	Attached
10.5	Amended and Restated Employment Agreement (Bryan Mills)	Attached
10.6	Amended and Restated Change in Control Agreement (J. Douglas Bennett)	Attached